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                                                     ARCHITECTURE STUDY PROPOSAL

                                                                    Prepared for
[DOCTOR DESIGN LOGO]
                                               Path 1 Network Technologies, Inc.

                                                       Proposal Number:  [***]

                                                    Proposal Date:  JUNE 4, 1999
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                                 PROJECT DESCRIPTION

Doctor Design (DDI) proposes to perform an Architecture Study to review the requirements, features, and specification of an enhanced gigabit Ethernet switch and develop a suggested architecture as input to the development phase of the project.

An initial project meeting between Path 1 Network Technologies, Inc. (Path 1) and DDI will be held at DDI as soon as it can be arranged to determine the features and specifications of the development project and the scope of the Architecture study. At this meeting, Path 1 will provide to DDI, any information in its possession that is related to the Architecture Study, including Path 1 Deliverables below.

A comprehensive study of the issues relating to the development project will be conducted by DDI. DDI will review existing requirements, propose additional requirements, suggest an architecture, perform necessary trade-off analyses, and evaluate software and hardware tools required.

                                 STATEMENT OF WORK

DDI shall perform the following tasks during the Architecture Study:

-    Review requirements and planned features.

- Recommend additional requirements and features, which would enhance the resulting product.

- Evaluate components and perform trade-off analyses to aid in defining architecture.

-    Recommend system architecture to satisfy requirements and features.

-    Evaluate development tools and recommend development environment.

-    Prepare an Architecture Study Document summarizing the results.

-    Identify design tasks and prepare a development project schedule.

                                    DELIVERABLES

PATH 1 DELIVERABLES

Any existing information or documentation relating to the Architecture Study. This may include requirements documents, industrial design sketches, user interface drawings, specifications, schematics, block diagrams, data sheets, etc.

DDI DELIVERABLES

DDI will prepare and deliver an Architecture Study Document to Path 1. This document will summarize the results of the requirements review, trade-off analyses and will make recommendations with respect to features, architecture, and tools.

DDI will identify design tasks, create a statement of work for the development project, prepare a development project schedule, estimate design services fees associated with the development project,

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Path 1 Network Technologies, Inc.                      Proposal Number:    [***]
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                       ESTIMATED SCHEDULE AND ESTIMATED FEES

ESTIMATED SCHEDULE

perform an analysis of the final cost of the development project (when appropriate), and prepare an engineering services proposal for the development project.

DDI will deliver the Architecture Study Document approximately [***] after beginning the Architecture Study.

ESTIMATED FEES

All fees contained in this Architecture Study Proposal are based on time and materials ESTIMATES and are subject to change by DDI.

ESTIMATED HOURLY CHARGES

Based on the Statement of Work and estimated schedule above, the following are estimated fees for engineering services:

          -----------------------------------------------------------------
               TYPE OF ENGINEERING EFFORT    MAN-WEEKS      ESTIMATED COST
          -----------------------------------------------------------------
          Systems Architect                    [***]           [***]
          -----------------------------------------------------------------
                                   TOTAL HOURLY ESTIMATE:      [***]
          -----------------------------------------------------------------

TRAVEL COSTS

Any travel outside the San Diego area required of DDI employees and its subcontractors is not included in the above estimates and will be separately approved by Path 1. Path 1 will reimburse DDI for actual, reasonable travel and living expenses. DDI will provide Path 1 with detailed expense reports for such travel.

HOURLY RATES

The following hourly rates have been used in determining the estimated fees above for this Architecture Study. Resulting from previous discussions between Path 1 and DDI, these rates include a [***]. The standard hourly rate for a Systems Architect is [***].

          -----------------------------------------------------------------
               TYPE OF ENGINEERING EFFORT                   COST PER HOUR
          -----------------------------------------------------------------
          Systems Architect                                     [***]
          -----------------------------------------------------------------
          Specialized Expertise or On-Site Consulting           [***]
          -----------------------------------------------------------------

          * In cases where specialty skills such as [***] are required, the hourly rate will be based on the [***] for the skill. Special hourly rates will also apply where a [***] is based [***]. If Path 1 will be subject to this rate, DDI will provide written notification in advance if this rate applies.


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PROPOSAL AGREEMENT                                          [LOGO DOCTOR DESING]
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This Proposal Agreement (hereinafter "AGREEMENT"), is entered into by and between Integrated Systems Design Center, Inc., doing business as Doctor Design, Inc. (hereinafter "DDI"), a California corporation, having its principal place of business at 10505 Sorrento Valley Road, San Diego, California 92121-1608 and PATH 1 NETWORK TECHNOLOGIES, INC., (hereinafter "PATH 1"), a California corporation, having its principal place of business at 3636 Nobel Drive, Suite 275, San Diego, California 92122. DDI and Path 1, desire to enter into a mutually beneficial relationship, whereby DDI agrees to perform engineering services, based upon and pursuant to the provisions of the Technical Proposal Revision Number [***] dated JUNE 4, 1999, containing the Statement of Work, Deliverables, Estimated Schedule and Estimated Fees described therein (hereinafter "Project"). The Technical Proposal described above is herein incorporated by reference.

                           PAYMENT TERMS

INVOICES

DDI will be pleased to start the Project upon Path 1's acceptance of this Agreement including the terms and conditions herein and receipt of an advance payment (hereinafter "Start Payment"), in the amount of [***], which shall be applied against invoices as set forth below. All prototyping fees are also due upon execution of this Agreement.

This is a time and materials estimate. All fees contained in this Agreement are estimates and are subject to change. Path 1 agrees to promptly pay DDI's invoices for services performed during the term of this Agreement. DDI will credit the Start Payment amount to Path 1 on each invoice at the rate of [***] of the invoice amount until the total amount of the Start Payment is reimbursed. DDI will refund the balance of any non-reimbursed Start Payment at the end of the Project. In the event the Start Payment is exhausted prior to the end of the Project, Path 1 agrees that it shall provide another payment in an amount reasonably requested by DDI, within [***] from such request.

The Project hourly charges will be invoiced [***], and are due within [***] of the billing rate. All billings that are not paid within that period will accrue interest at the rate of [***] per month. The payment terms set forth herein are contingent upon DDI obtaining satisfactory credit information and the approval of Path 1 for the payment terms based upon that information. DDI has the right to immediately terminate this Agreement upon written notice to Path 1 if any payment is not made in a timely manner, and DDI shall have no responsibility for any loss that may be sustained by Path 1 in the event of such termination.

TRAVEL COSTS

Any travel outside the San Diego area required of DDI employees and its subcontractors is not included in the fees and costs outlined for the Project, and will be approved by Path 1. Path 1 will


[*** Confidential treatment requested]

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                                                                     Path 1: RDF
                                                                            ----

                                                                        DDI: MPC
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Doctor Design, Inc.                                           Proposal Agreement
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reimburse DDI for actual, reasonable travel and living expenses.  DDI will provide Path 1 with detailed expense reports for such travel.

While traveling pursuant to this Agreement, Path 1 will be billed at the Standard Hourly Rates set forth herein for the actual time DDI employees and its subcontractors are in transit, to a [***].

In cases of multi-day on-site work, Path 1 will be billed, at the Standard Hourly Rates set forth herein, a minimum of [***] by DDI employees and its subcontractors, whichever is higher, including weekends and holidays.

Business or better class of service will be used for flight segments in excess of six (6) hours. Round trip business or better class of service will be used for all flights to destinations outside North America.

PROTOTYPING FEES

Any prototype fees, if applicable, shall be detailed in the Technical Proposal and are based on average costs of similar projects performed by DDI. Third party prototyping services will be billed with a [***]. Internal prototyping services will be billed at Standard Hourly Rates. The prototype fees shall be due upon the start of the Project, terms [***]. If actual prototype costs exceed the prototype estimate, the excess will be billed monthly at terms [***]. If the prototype estimate exceeds actual cost, the excess will be refunded at the end of the Project.

OTHER COSTS

Any other costs or fees for which Path 1 is responsible shall be separately listed in the Technical Proposal. Path 1 will also be responsible for all requirements for international shipments including, but not limited to, import/export documentation, documentation preparation, expenses, duties, fees and taxes. All amounts in this Agreement are in U.S. Dollars and all invoices are payable in U.S. Dollars. Path 1 will also be responsible for any banking fees, if any, associated with payment of all invoices, including but not limited to, wire transfer fees, exchange rates, or processing fees.

                                  FINAL ACCEPTANCE

Path 1 shall prepare an Acceptance Test Plan (hereinafter "ATP") acceptable to DDI which defines criteria for final acceptance of DDI deliverables outlined in the Technical Proposal that are subject to acceptance testing. If Path 1 has not delivered an ATP [***] prior to the scheduled delivery of the first deliverable or has failed to complete the ATP testing within [***] following receipt of any deliverable, such deliverable shall be deemed accepted.


[*** Confidential treatment requested]

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                                                                     Path 1: RDF
                                                                            ----

                                                                        DDI: MPC
                                                                             ---


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Doctor Design, Inc.                                           Proposal Agreement
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                                    TERMINATION

This Agreement may be terminated thirty (30) days following DDI's receipt of written notice from Path 1. Path 1 shall compensate DDI for all work performed and costs incurred, including, but not limited to, engineering services at Standard Hourly Rates, prototype expenses, or DDI's inability to reassign personnel, prior to the effective date of termination.

                                      CONFLICT

Path 1 may use its standard purchase order form for the purpose of effecting or releasing payment hereunder. Except as specifically agreed to in writing between DDI and Path 1, any terms and conditions of such purchase order or other document delivered pursuant hereto shall not apply to this Agreement and are expressly rejected.

                                      NOTICES

Any and all notices to be given under this Agreement shall be in writing and shall be delivered or mailed via certified mail, return receipt requested to the other party at the addresses of each party set forth below or at such other address as either party shall designate in writing according to this paragraph.



DDI                                     PATH 1
---                                     ------

Doctor Design, Inc.                     Path 1 Network Technologies, Inc.

10505 Sorrento Valley Road              3636 Nobel Drive, Suite 275

San Diego, California  92121-1608       San Diego, California  92122

Attn: Legal Department                  Attn: Legal Department

                                   ATTORNEY FEES

In the event of any dispute, California law shall apply and arbitration shall be promptly commenced in San Diego County, California. The prevailing party shall be entitled to recover all of its attorneys' fees and costs incurred as a result of the dispute and those incurred in protecting any rights in any Bankruptcy proceeding or any action pursuant to any statutory right.


[*** Confidential treatment requested]

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                                                                     Path 1: RDF
                                                                            ----

                                                                        DDI: MPC
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Doctor Design, Inc.                                           Proposal Agreement
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The parties executing this Agreement on behalf of DDI and Path 1 warrant that they have the authority to enter into this Agreement and to bind their respective companies to all of the terms and conditions of this Agreement.


DOCTOR DESIGN, INC.                     PATH 1 NETWORK TECHNOLOGIES, INC.
By:  /s/ Michael P. Cusick              By:  /s/ Ronald D. Fellman
Name:  Michael P. Cusick                Name:  Ronald D. Fellman
Title:  V.P. Sales & Marketing          Title:  Chief Executive Officer
Date:   June 4, 1999                    Date:   June 4, 1999












[*** Confidential treatment requested]

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